SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        AUGUST 26, 2002
                                                ________________________________


                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)




         CALIFORNIA                    1-9259                   94-3008908
________________________________________________________________________________
(State or other jurisdiction       (Commission File           (I.R.S. Employer
      of incorporation)                 Number)              Identification No.)


555 CALIFORNIA STREET, 4TH FLOOR, SAN FRANCISCO, CALIFORNIA             94104
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (415) 765-1814
                                                  ______________________________


                                  INAPPLICABLE
________________________________________________________________________________
          (Former name or former address if changed since last report)



Exhibit Index located on page 2.

ITEM 5.  OTHER EVENTS

                  On August 26, 2002, Airlease Ltd., A California Limited Partnership (the "Partnership") issued a press release announcing that it has received notice from the New York Stock Exchange that trading in the Partnership's limited partnership units will be suspended prior to the opening on September 9, 2002 and that the units will be delisted, and that the Partnership expects that the units will commence trading on the OTC Bulletin Board on September 9, 2002.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

Number            Exhibit
------            -------
99.1              Press Release dated August 26, 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP

                               By:      Airlease Management Services, Inc.
                                        General Partner



                               By: /s/ DAVID B. GEBLER
                                   _____________________________________________
                                    David B. Gebler, Chairman, Chief Executive
                                    Officer

Dated: August 28, 2002

                                       3